
CFS China Fire & Security Group, Inc.
Corporate Presentation
March 2010
NASDAQ: CFSG

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Overview

Business	China's #1 Brand and Market Leader for Industrial Fire Protection
Organization	Founded in 1995 and headquartered in Beijing 425 employees, 30 sales offices nationwide, 2 large manufacturing plants, 119 patents effective and 24 patents pending
Customers	Tier-1 Customers – Chinese top iron & steel producers Power plants, including thermal, hydro, nuclear and transmission Petrochemical customers International customers
Capital Structure	NASDAQ: CFSG Price (02/26/10): $14.07 52-Week Range: $6.11 - $21.72 Shares Out.: 27.6 million Trading Vol (Three Month Avg.): 248,850 Market Cap: $388 million
Financials	2010 E: Revenue $135-145 million (66%-78% Y/Y) N.I. $47-49 million (89%-105% Y/Y) 2009 E: Revenue $81-82 million; N.I. $24-25 million

Investment Highlights

Strong Demand from High-end Customers

- New mandatory fire standards
- Growing needs for retrofitting solutions and services
- Continued spending and consolidation by core Tier-1 customers
- Ample expansion opportunities into new markets

Market Leader with Sustainable Advantages

- Technical and innovation leadership – proprietary products with UL Certifications
- #1 brand with nationwide distribution
- Locked-in customer base

Robust Business Model with High Visibility

- Scalable total solution provider
- Solid profit margins
- Large backlog

Consistent Performance and Proven Leadership

- Attractive profit margins with solid balance sheet
- Expert management team


CFS
NASDAQ

Strong Demand

Significant Drivers Include:

New mandatory fire standards

- A major amendment of the Fire Prevention Law issued on May 1st, 2009 requires all fire protection products to comply with the national standards
- Code of Design for Fire Protection and Prevention for Iron & Steel Metallurgy Enterprises and Amendment in Fire Services Law emphasized the owner's liability and the government's supervision
- Nearly 80% of steel plants not fully compliant with new mandatory fire safety requirements

China's unabated industrialization

- Economic growth in China should generate growth in demand for infrastructure investments
- China expects 8% GDP growth in 2010 and is poised to become world's second largest economy*
- Government's continued investments into steel-consuming infrastructure construction projects

** Reuters and Wall Street Journal*

Strong Demand (cont.)

Furthermore, demand for CFSG's leading solutions continues to outpace the industry's, driven by:

CFSG's Tier-1 customers have stronger financial resources and continue to spend on modernizing facilities, requiring new fire protection systems.

CFSG's leading total solution approach and higher economies of scale provides comprehensive retrofitting services and solutions for most existing plants to be compliant with the new fire codes in their respective industries.

CFSG's strong track record and integrated products are preferred by high-end customers and well equip CFSG to capitalize on the industry's continued consolidation.

CFSG's superior product offering at favorable price continues to gain additional market share from fragmented, smaller competitors.

Large Addressable Market for CFSG

Industry	Estimated Annual Market Value of Fire Systems ($ M)	Estimated CFSG Market Share (%)
Iron and steel	300	>20%
Power	200	3-5%
Petrochemicals	200	3-5%
Transportation (tunnels, subways)	200	<3%
Nuclear power	40	30%
Public infrastructure	200	<3%
Other (metals, manufacturing, marine)	400	<3%
Total	1,500	ca. 7%
Source: Company Information, Estimated in 2009		

Large Addressable Retrofitting Market for CFSG

A core market for CFSG, retrofitting iron and steel plants in China could exceed $2 billion*

- Retrofitting iron & steel plants utilizes China Fire's same core competence, core products, and core technologies as in building new iron & steel plants.

- New safety regulations for China's iron and steel industry require significant increase in safety spending;

- With a total annual output of 300 million tons from the major iron and steel companies and strong support from the government, China's massive iron and steel industry will likely accelerate retrofitting outdated fire safety systems.

*Based on the company's estimation

Market Leader

End-to-end Solutions

CFSG is ranked #1 in "System Contracting Enterprises" by the China Fire Protection Association

Fire Detectors







Fire System Controllers




工业消防安全网络监控系统

Fire Extinguishers







Market Leader

Large Manufacturing Capability

- Largest manufacturer of industrial fire protection products in China
- Total 200,000 sq. ft. manufacturing facilities located in Beijing and Tianjin
- Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors
- Currently only 35% capacity utilization—ample headroom for additional growth






Market Leader

Technical and Innovation Leadership

CFSG has continued to strengthen its position as a leader in the development of China's national fire safety standards.

Strong capability in R&D with core technology innovation

- 119 patents and 24 patents pending
- A well-educated R&D team of 33 persons
- Two "Best of Class" industrial testing facilities



Industry standard setter

- Experienced advisors, including the former Chief of the Fire Prevention Bureau
- Chief Editor for "Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises"
- Editorial member for the "Linear Type Heat Detectors"
- Editorial member for the "Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations"
- Major participating units for the provincial fire safety standard in the Liaoning, Hubei, Shan Xi, and Guang Dong



Sustainable Advantages

High Technical Barrier

Industrial fire safety systems demand greater technical specialization, as compared to general residential and commercial fire safety systems.

- Designers must consider complex technologies, safety factors, and unique fire hazard risks
- Must address environmental challenges -- humidity, dust, and electro-magnetic interference
- Large industrial customers require "end-to-end" turnkey solutions and services


Typical industrial fire prevention and fighting system contract
Identifying target projects
Business contact and technical service for target customers
Project tendering and Contract signing
Specialized fire facilities design
Risk analysis of fire hazard
Testing on fire hazard
Technical solution of fire safety system
Quality Control
Maintenance
Installation and management
System integration (including purchasing of peripheral products)
Product Manufacture
Fire detection system
Fire alarm control system
Fire extinguishing system

Sustainable Advantages

China's #1 Indigenous Brand

CFSG is ranked #1 twice in "Top Ten Chinese Fire Protection Brands" by HC360.com, the largest commercial website in China's fire protection industry

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Sustainable Advantages

Nationwide Sales Network

- Broad customer base which spans over 20 provinces in the PRC
- 30 branches and offices throughout PRC
- Excellent relationships with outside partners


Headquarters
Office/ Branches
Customers
Heilongjiang
Urumqi
Inner Mongolia
Anshan
Hebei
Jiayuguan
Baotou
Beijing
Shandong
Taiyuan
Gansu
Shanxi
Jiangsu
Anhui
Nanjing
Shanghai
Ningbo
Chengdu
Wuhan
Hunan
Zhejiang
Chongqing
Nanchang
Changsha
Yunnan
Guizhou
Jiangxi
Guiyang
Kunming
Guangdong
Guangzhou

Sustainable Advantages

Locked-in Customer Base

- Expensive switching costs after initial installation
- Recurring maintenance revenue
- High repeat revenue opportunities

* By the End of Feb, 2010

Client Name	Cumulative Contract Value*
Wuhan Iron and Steel Company	$121.6 M
Capital Iron and Steel Company	$31.0 M
Anshan Iron and Steel Company	$36.1 M
Ma An Shan Iron and Steel Company	$18.6 M
Datang Power	$15.7 M
PetroChina	$11.7 M
Jiuquan Iron and Steel Company	$11.6 M
Changjiang Sanxia ("Three Gorges")	$6.9 M
Sichuan Dongfang Electric	$4.3 M
Huadian Corporation	$2.2 M

Robust Business Model

Scalable Total Solution Provider

Revenue breakdown*


Total Solutions
Product Sales
Maintenance Services
14%
3%
83%

* Results of FY 2008

High Visibility in Revenue

	By the end of FY2007	By the end of FY 2008	Current
Backlog *	$62 M	$72 M	$154 M

* **Definition of Backlog:** the amount of the awarded contract values that have not been recognized as revenue yet.

Consistent Performance

Revenue ($ M)


160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CAGR = 45%
32
47
69
81-82
135-145
FY06
FY07
FY08
FY09 E
FY10 E

GAAP Net Income ($ M)


50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR = 62%
7.0
15.6
24.7
24.0-25.0
47.0-49.0
FY06
FY07
FY08
FY09 E
FY10 E

Consistent Performance

Attractive Profit Margins

	FY 2008	YoY Growth	3Q09	YoY Growth
Revenue	$69.1 M	47.8%	$24.8 M	48.2%
Gross Profit	$39.5 M	53.9%	$14.0 M	41.9%
Gross Margin	57.2%		56.4%	
Operating Margin	34.1%		34.4%	
Net Income	$24.7 M	47.0%	$7.6 M	17.0%
Net Margin	**35.8%**		**30.4%**	

Note: Company pays 13% tax rate starting from 2009.

Consistent Performance

Solid Balance Sheet

	As of Dec 31, 2008	As of Sep 30, 2009
Cash and cash equivalents	$26.7 M	$28.5 M
Working Capital	$64.7 M	$84.0 M
Total Assets	$105.4 M	$133.4 M
Current Liabilities	$26.7 M	$32.3 M
Shareholders' Equity	$78.7 M	$101.0 M

Consistent Performance High Growth Prospect

	FY 2010 Guidance	YoY Growth
Revenue	$135-145 M	66%-78%
Net Income	$47-49 M	89-105%
EPS	$1.65-$1.70	88-93%

Proven Leadership

Expert Management Team

CFSG's management team has deep industry experience, knowledge, and relationships.

Gangjin Li, *Chairman, CEO and Founder*

- 18+ years of industry experience
- Executive director of China Fire Protection Association and vice-chairman of the Electrical Fire Prevention Committee of CFPA
- Master's Degree in Management Science from Peking University

Brian Lin, *CFO and Co-Founder*

- 17+ years management skills, technical expertise and financial controls both in the US and China
- Nortel Networks and Motorola in the US and UTStarcom in China
- Led the company since 2006 achieving 40%+ growth annually
- Master's Degree in Electrical Engineering from University of Toronto

Proven Leadership

Expert Management Team

CFSG's management team has deep industry experience, knowledge, and relationships.

Weishe Zhang, *Vice President*

- 15+ years experience in fire protection industry with both technical and management positions
- Served as a technical advisor helping the growth of Sureland Industrial since 1995
- Inventor of dozens of international and domestic product and technology patents
- Master's Degree in Engineering from Beijing University of Aeronautics & Astronautics

Weigang Li, *Co-Founder, VP of Sales and General Manager of Sureland Industrial*

- 15+ years experience in project sales and sales force management in fire protection industry
- Has been influential in winning a number of large, notable contracts since the Company's inception
- Pursuing business diploma in an advanced program at Tsinghua University

Min Liu, *Director of R&D*

- Has held various positions in Sureland since 2004
- Has participated in writing over ten National Codes & Standards for Chinese fire protection industry
- In charge of the R&D of numerous innovative products and fire protection solution projects
- Ph.D. in Power Engineering & Engineering Thermophysics from Tsinghua University

Growth Strategy

Solid Growth Strategies

- **Continue to develop and capture opportunities in providing fire protection total solutions to high end customers** in industrial and special purpose infrastructure industries

- **Enhance proprietary product research and development, standardization, industrialization, and intellectual property protection** in order to broaden product portfolio, improve profitability, help penetrate new verticals, and increase product sales through direct and independent third-party channels.

- **Build a strong management platform** to support accelerated business growth by improving corporate management capabilities

- **Pursue strategic and opportunistic targets in Joint Venture, Merger and Acquisition** to augment the Company's strong organic growth strategy

Investment Summary

Strong Demand from High-end Customers

Market Leader with Sustainable Advantages

Robust Business Model with High Visibility

Consistent Performance and Proven Leadership

CFS 中国消防安全集团
纳斯达克上市公司 China Fire & Security Group,Inc.

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SURELAND

Amy Gao
Investor Relations
Tel: +86-10-8441-7400
Email: ir@chinafiresecurity.com
www.chinafiresecurity.com

ICR, Inc.
Michael Tieu , CFA
Tel: +86-10-6599-7960
Email: michael.tieu@icrinc.com